UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 19, 2025

VITASPRING BIOMEDICAL CO. LTD.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	333-216465 (Commission File number)	37-1836726 (IRS Employer Identification No.)

5225 Canyon Crest Drive, Suite 71-802, Riverside, CA 92507

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code. (949) 202-9235

Copies to:

Donald P. Hateley, Esq.

The Hateley Firm, APC

620 Newport Center Drive, Suite 1100

Newport Beach, CA 92660

Phone: (949) 438-1040

Fax: (310) 388-5899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VSBC	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

On August 19, 2025, the Board of Directors of VitaSpring Biomedical Co., Ltd. (the “Company”) approved the engagement of JP Centurion & Partners PLT (“JP Centurion”) as the Company’s independent registered public accounting firm, effective as of such date.

JP Centurion is a public accounting firm registered with the Public Company Accounting Oversight Board (PCAOB). The firm has been engaged to audit the Company’s consolidated financial statements and to perform such review procedures as are required for the Company’s periodic reports.

During the Company’s two most recent fiscal years and the subsequent interim period through August 19, 2025, neither the Company nor anyone acting on its behalf has consulted with JP Centurion regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by JP Centurion that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2025, the Company reported the resignation of its former independent registered public accounting firm. This Current Report on Form 8-K is limited to the engagement of JP Centurion.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the Company’s engagement of its new independent registered public accounting firm and the expected audit and review services to be performed. These statements are subject to risks and uncertainties that could cause actual outcomes to differ materially, including the timing and completion of audit and review procedures, the auditor’s ability to complete its work as planned, and other factors beyond the Company’s control. The Company undertakes no obligation to update any forward-looking statements, except as required by applicable law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: August 25, 2025	VITASPRING BIOMEDICAL CO. LTD. By: /s/ Ssu-Chuan Lai Name: Ssu-Chuan Lai Title: Chairperson, Chief Executive Officer, and Chief Financial Officer

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